AMENDMENT #2

THIS AMENDMENT #2 to the Note (as defined below) (the "Amendment") is entered into as of December 11, 2024 (the "Effective Date"), by and between CLEAN ENERGY TECHNOLOGIES, INC., a Nevada corporation (the "Company"), and MAST HILL FUND, L.P., a Delaware limited partnership (the "Holder") (collectively the "Parties").

BACKGROUND

A. The Company and Holder are the parties to that certain promissory note originally issued by the Company to the Holder on September 10, 2024, in the original principal amount of $612,000.00 (as amended from time to time, the "Note"); and

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Holder shall pay the purchase price of an additional $50,000.00 (the "Additional Funding Amount") on or before December 12, 2024, pursuant to the wiring instructions attached hereto as Exhibit "A".

2. The principal balance of the Note shall be increased by $60,000.00 on the date that the Additional Funding Amount is paid by Holder to the Company.

3. Section 4.6 of the Note shall apply to this Amendment.

4. This Amendment may be executed in two or more counterparts, each of which when so executed and delivered to the other party shall be deemed an original. The executed page(s) from each original may be joined together and attached to one such original and shall thereupon constitute one and the same instrument. Such counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

CLEAN ENERGY TECHNOLOGIES, INC.

By:______________________________
Name: Kambiz Mahdi
Title: Chief Executive Officer

MAST HILL FUND, L.P.

By:______________________________
Name: Patrick Hassani
Title: Chief Investment Officer

Exhibit A

(1) $50,000.00 to Clean Energy Technologies, Inc. in accordance with the wire transfer instructions below:

Account Name:	Clean Energy Technologies, Inc.
Routing Number:	[•]
Account Number:	[•]
Beneficiary Address:	[•]
Bank Name:	[•]
Bank Address:	[•]